UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 4, 2024

IRIS ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Delaware	001-40167	85-3901431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3rd Floor Zephyr House

122 Mary Street, George Town

PO Box 10085

Grand Cayman KY1-1001, Cayman Islands

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 971 4 3966949

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-fourth of one Redeemable Warrant	IRAAU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	IRAA	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share of Class A Common Stock $11.50 per share	IRAAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, Iris Acquisition Corp (the “Company”) received a written notice from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company failed to comply with Nasdaq Listing Rule IM-5101-2 (“Rule IM-5101-2”), which requires that a special purpose acquisition company must complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement (the “Nasdaq Deadline”). The Company submitted a request for a hearing with Nasdaq to appeal the delisting determination on March 12, 2024. On May 2, 2024, the Company received a written notice from the Listing Qualifications Department of Nasdaq, notifying the Company that because it no longer met the minimum 500,000 publicly held shares requirement for The Nasdaq Capital Market under Nasdaq Listing Rule 5810(d)(2), this deficiency was an additional basis for delisting and the Company would also need to address this deficiency at the Hearing. On May 9, 2024, the Nasdaq Hearings Panel (the “Panel”) convened to hear the Company’s appeal. On May 21, 2024, the Company received a response from the Panel granting the Company’s request for continued listing on The Nasdaq Capital Market. The Company had until September 3, 2024, to demonstrate compliance with all applicable requirements for initial listing on The Nasdaq Global Market by the Company’s successor, Iris Parent Holding Corp.

On September 4, 2024, the Company received a notice (the “Delisting Notice”) from Nasdaq stating that Nasdaq has determined to delist the Company’s securities on The Nasdaq Capital Market. Trading was suspended in the Company’s securities effective at the open of business on September 6, 2024.

Following the suspension of trading on The Nasdaq Capital Market, the Company’s Units, shares of Class A common stock and warrants will be eligible to trade on the OTC Pink Marketplace under the symbols “IRAAU,” “IRAA” and “IRAAW,” respectively. Nasdaq will complete the delisting by filing a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities and Exchange Act of 1934, as amended, on Form 25 with the U.S. Securities and Exchange Commission.

Notwithstanding the delisting of the Company’s securities from Nasdaq, it remains the intention of the Company to continue to pursue the previously disclosed proposed business combination, as well as the listing of securities of Iris Parent Holding Corp. on Nasdaq.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 5, 2024, the Company filed with the Secretary of State of the State of Delaware an amendment to the Company’s amended and restated certificate of incorporation to change the date by which the Company must consummate a business combination to December 31, 2024 (the “Extension Amendment”).

The Company’s stockholders approved the Extension Amendment at a special meeting of stockholders of the Company (the “Special Meeting”) on September 5, 2024. The foregoing description of the Extension Amendment is qualified in its entirety by the full text of the Extension Amendment, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 5, 2024, at the Special Meeting, a total of 7,043,238 (or 98%) of the Company’s issued and outstanding shares of Class A common stock held of record as of August 19, 2024, the record date for the Special Meeting, were present either in person or by proxy, which constituted a quorum. The Company’s stockholders voted on the following proposals at the Special Meeting, each of which were approved. The final vote tabulation for each proposal is set forth below.

Proposal 1. To approve amendments to the Company’s charter to change the date by which the Company must consummate a business combination to December 31, 2024 (subject to an additional three month extension at the discretion of the Board) (the “Extension Proposal”.)

For	Against	Abstained	Broker Non-Votes
7,043,238	0	0	0

Proposal 2. To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.

For	Against	Abstained	Broker Non-Votes
7,043,238	0	0	0

Although this proposal would have received sufficient votes to be approved, no motion to adjourn was made because the adjournment of the Special Meeting was determined not to be necessary or appropriate.

In connection with the Special Meeting, stockholders holding 48,107 shares properly exercised their right to redeem their shares (and did not withdraw their redemption) for cash at a redemption price of approximately $11.02 per share, subject to adjustment for applicable taxes, including, but not limited to, franchise tax, excise tax and income tax. Following such redemptions, approximately $2,655,144.77 will be left in trust, subject to adjustment for applicable taxes, including, but not limited to, franchise tax, excise tax and income tax and 7,138,930 shares will remain outstanding.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amendment to the Amended and Restated Certificate of Incorporation of Iris Acquisition Corp, filed on September 5, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIS ACQUISITION CORP

Date: September 10, 2024	By:	/s/ Sumit Mehta
		Name:	Sumit Mehta
		Title:	Chief Executive Officer